Exhibit 10.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #5

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 5 effective as of the last date on the signature page hereof (“Amendment Effective Date”), by and between CIMA LABS INC., a Delaware corporation (“CIMA”), and Azur Pharma Limited, an Irish limited company (“AZUR”), as assignee of, and successor in title of the rights and obligations of, Azur Pharma International III Limited, a Bermuda corporation, amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and AZUR dated August 22, 2005, as amended by that Amendment #1 to Amended And Restated Development, License and Supply Agreement effective October 19, 2005, Amendment #2 to Amended and Restated Development, License and Supply Agreement effective April 10, 2007, Amendment #3 to Amended and Restated Development, License and Supply Agreement effective as of January 1, 2008, and Amendment #4 to Amended and Restated Development, License and Supply Agreement effective as of April 15, 2008 (collectively, the “Agreement”).

WHEREAS, Azur would like CIMA to conduct development work to determine whether the granule intermediates prepared in the production process can be held for six-months before finished Product is manufactured;

WHEREAS, the parties wish to add the pricing for certain cartoned presentations of the 6-count blisters to the Agreement; and

WHEREAS, the parties wish to add provision regarding reimbursement for API if CIMA does not meet an annual API usage ratio;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B-5 attached to this Amendment #5 shall be added to the Agreement.

2.	Schedule F of the Agreement is hereby replaced by Schedule F attached to this Amendment #5.

3.	The following new Section 5.10 shall be added to the Agreement:

“5.10 After manufacture of sixteen commercial batches of Product formulated in the DuraSolv ® technology commencing in calendar year 2007, CIMA and AZUR shall agree upon a consumption rate of API per batch for commercial batches of Product (“API Ratio”). On an annual basis, CIMA shall calculate the amount of API used per batch over such calendar year (commencing with usage in calendar year 2008). If CIMA used

API in excess of the API Ratio, CIMA shall reimburse AZUR based on an API price equal to (i) the lesser of (X) AZUR’s actual replacement cost (excluding intercompany transfer pricing adjustments); or (Y) *** per kg, multiplied by (ii) the difference between the quantity actually used over the calendar year and the quantity forecast to be used over the same period using the API Ratio. Any defective batches and the amount of API used in such defective batches shall be included in the annual calculation for the calendar year in which the batch was made. CIMA shall bear no liability for API other than pursuant to this Section 5.10.”

4.	Unless otherwise set forth in this Amendment #5, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

5.	In the event of any conflict between this Amendment #5 and the Agreement, the terms of this Amendment #5 shall control.

6.	All other terms and conditions of the Agreement shall remain in full force and effect. Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.		AZUR PHARMA LIMITED

BY:	/s/ R.K. Khankari	BY:	/s/ David Brabazon

NAME:	R.K. Khankari	NAME:	David Brabazon

TITLE:	General Manager, CIMA VP, Worldwide Drug Delivery Technologies	TITLE:	CFO

DATE:	July 7, 2008	DATE:	09 Sept 2008

Amended and Restated Development, License and Supply Agreement

Schedule B-5

***

•	***

•	***

•	***

•	***

•	***

***

•	***

•	***

•	***

•	***

•	***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Development Activities, Duration and Costs Summary

***

❖	***
¡	***
¡	***
¡	***
¡	***
¡	***
¡	***

	***	***	***	***
***	***	***	***	***

***

❖	***
¡	***

	***	***	***	***
***	***	***	***	***

***

	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

❖	***
¡	***
¡	***
¡	***
¡	***
¡	***
¡	***
¡	***
¡	***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

¡	***
¡	***
¡	***
¡	***
¡	***
¡	***

***

***

•	***
•	***
•	***
•	***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule F

Cost of Goods

Pursuant to Sections 5.1, 5.3 and 5.6, Alamo shall pay to CIMA for Product the amounts indicated on the following schedule in respect of CIMA’ s manufacturing obligations hereunder.

TRADE and SAMPLES (cost per tablet)

Potency	Total Cost (1) (2)	Packaging
12.5 mg	***	• 100 count bottles
25 mg	***	• 100 count bottles • 6-count blister (3)
25 mg	***	• 6-count blister packaged in 48-ct. carton; two banded together (3)(4)
100 mg	***	• 100 count bottles • 6-count blister (3)
100 mg	***	• 6-count blister packaged in 48-ct. carton; two banded together (3)(4)
150 mg (3)	***	• 100 count bottles • 6-count blister
200mg (3)	***	• 100 count bottles • 6-count blister

(1)	The cost per tablet does not include the cost of API. The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices. Each batch will be packaged entirely in bottles or entirely in blisters as provided above.
(2)	Per tablet costs will be adjusted annually each January l’s, commencing on January 1, 2009, but increases shall not exceed the PPI (Pharmaceutical) increase for the prior year.
(3)	Subject to successful development and validation.
(4)	For sale in the United States.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

PLACEBOS (cost per tablet)

Placebo type	Total Cost (1)	Packaging
12.5 mg	***	100 count bottles
25 mg	***	100 count bottles or 6-count blisters
25 mg	***	6-count blister packaged in 48-ct. carton; two banded together (2)(3)
100 mg	***	100 count bottles or 6-count blisters
100 mg	***	6-count blister packaged in 48-ct. carton; two banded together (2)(3)
150 mg (2)	***	100 count bottles or 6-count blisters
200mg (2)	***	100 count bottles or 6-count blisters

(1)	The parties acknowledge and agree that these prices are based upon one or two dose splits per batch, If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices. Each batch will be packaged entirely in bottles or entirely in blisters as provided above.
(2)	Subject to successful development and validation.
(3)	For sale in the United States.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.